UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-02201

                    Cutwater Select Income Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                         New York, NY 10166

(Address of principal executive offices) (Zip code)

Clifford D. Corso

200 Park Avenue, 7th Floor

                         New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code:  212-527-1800

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CUTWATER SELECT INCOME FUND SHAREHOLDER LETTER – 09/30/15

October 28, 2015

DEAR SHAREHOLDERS:

At the beginning of the year we laid out our view that the US economy was in a self-sustaining recovery and GDP would grow around 2.7% in 2015 led by strength of the consumer and housing, offset by some drag from the stronger US dollar on net exports. That thesis is generally intact and we currently expect full year GDP to be around 2.4%. The decline relative to our expectations is a result of a weaker trade balance as growth overseas has disappointed.

The market has not behaved consistent with this economic view. Particularly in the third quarter, the market behavior was reminiscent of the sell-off in risk assets during the throes of the European sovereign debt crisis in 2011 and arguably the ‘taper tantrum’ in 2013. The drivers of volatility in 3Q 2015, however, were multi-faceted which added to the pessimistic mood of the market and the general risk-off sentiment. Equities were down 6.4% and spreads widened across most segments of the fixed income markets as illustrated below.

Comparative market returns

	S&P 500 Return (incl div)¹	Barclays IG Corp Excess Returns²	Barclays HY Corp Excess Returns²	Barclays Securitized Excess Returns²
1Q 2015	1.00%	0.30%	1.09%	-0.44%
2Q 2015	0.30%	-0.90%	0.70%	0.03%
3Q 2015	-6.40%	-1.50%	-5.36%	-0.21%

1 – Source: Bloomberg Finance LP, 9/30/2015.

2 – Source: Barclays, 9/30/2015. Excess returns are sector returns versus comparable U.S. Treasuries.

The concern over the slowdown of growth rates in the emerging markets, particularly China, was punctuated by the change in Chinese currency policy announced on August 24, 2015, moving away from the US dollar peg. Although industrial activity in the world’s largest emerging market had been declining for months, preceding this policy change, the market was shaken up by the policy action. On that day, the Dow Jones Industrial Average had an intraday drop of one thousand points. This is not the type of reaction we would expect in a normally functioning market. The lack of market liquidity and herd mentality from fast money speculators and algorithmic traders are likely driving outsized market moves.

Correlated to the fear around China, commodity prices continued their downward trend with all countries, currencies and issuers exposed to commodities in any fashion punished. The impacted commodities were not only the China sensitive metals, but also all energy-related products. The concerns around energy are a lot more complicated given the wide range of actors from sovereign nations to smaller high yield energy companies in a market with a supply demand imbalance, albeit small. It is not often that a high yield company is in competition with a sovereign nation. It clearly complicates the market analysis given the fact that many of the stakeholders have non-economic aims.

Adding further to uncertainty was the Federal Reserve’s decision to not raise rates at its September meeting. The statement was surprisingly dovish with members expressing concern over the international slowdown and financial market volatility. The Fed will ‘wait and see’ if external developments will have an effect on the US economy. The market was already in a fragile state given the trauma from volatility related to China and commodities and the Fed comments only compounded market weakness. The market remains divided that the Fed will be able to raise rates in December and this is a lingering question that could generate further volatility.

The lack of balance sheet capacity at the major broker dealers added to the price pressure as panicked investors rushed for the exits. For instance, the chart below illustrates the continued and sharp drop in dealer inventory for the high yield asset class. Unfortunately, this lack of liquidity is a reality of today’s marketplace. As a result, investors should expect recurring periods of volatility spikes in fixed income markets. Given this, a clearly articulated investment thesis for each investment and a patient approach that is based on taking a longer view is critical.

HY cash dealer inventory

Source: Credit Suisse, FINRA, NY FED, October 9, 2015.

While the last quarter was difficult for spread assets, we see reason for cautious optimism going forward as valuations of spread assets are attractive given our economic view. We expect that the US economy is likely to continue on a self-sustaining growth rate of around 2.5% to 2.7% in 2016. Our confidence in this view is supported by ongoing improvements in the labor markets, expanding availability of consumer credit, strength in home prices and new home construction, and government spending that is no longer a drag. As such, our expectation is not for an acceleration of growth but stable growth and this should be supportive of selective risk assets. While we continue to expect US economic growth, not all sectors will benefit equally. For instance, slower global growth is a challenge for export oriented companies that are already facing headwinds from a stronger dollar. As a consequence, we have been shifting the portfolios to be more US centric with the exposure to the US consumer where we have more confidence.

In this environment of continued uncertainty and volatility we believe that patient investors will be rewarded by investing in a higher quality credit-oriented portfolio with carefully underwritten bonds that exhibit a high margin of safety to deal with market and economic stresses. This is our focus in the portfolio.

As of September 30, 2015 the Fund had a Net Asset Value (NAV) of $20.12 per share. This represents 6.5 percent decrease from $21.52 per share at March 31, 2015. On September 30, 2015, the Fund’s closing price on the New York Stock Exchange was $19.08 per share, representing a 5.17 percent discount to NAV per share, compared with a 7.02 percent discount as of March 31, 2015. The market trading discount was at 6.08 percent as of market close on October 27, 2015.

One of the primary objectives of the Fund is to maintain a high level of income. On September 9, 2015 the Board of Trustees declared a dividend payment of $0.25 per share payable November 4, 2015 to shareholders of record on October 2, 2015. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.03 per share in dividends, representing a 5.37 percent dividend yield based on the market price on October 27, 2015 of $19.15 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 9/30/15	1 Year to 9/30/15	3 Years to 9/30/15	5 Years to 9/30/15	10 Years to 9/30/15
Cutwater Select Income Fund. . . . . . . . .	-2.95%	0.32%	3.95%	5.93%	6.30%
Barclays U.S. Credit Index[2] . . . . . . . . . .	-2.37%	1.50%	2.02%	4.09%	5.28%

1 – This is historical information and should not be construed as indicative of any likely future performance.

2 – Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

The Fund’s actual performance for the 10-year historical period (shown above) reflects the 4.79 percent dilution of net asset value resulting from the rights offering in the third quarter of 2009. After adjusting for the impact of the rights offerings, we estimate the 10-year annualized return to be 6.81%.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding U.S. Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of September 30, 2015:

Percent of Total Investment1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at Net Asset Value (NAV) or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to Net Asset Value, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc. the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Cutwater Investment Services Corp., may be reached at 866-766-3030.

Cliff Corso

President

The information contained in this presentation comes from public sources which Cutwater Asset Management believes to be reliable. A list of sources used for this document is available upon request.

Performance comparisons will be affected by changes in interest rates. Investment returns fluctuate due to changes in market conditions. Investment involves risk, including the possible loss of principal. No assurance can be given that the performance objectives of a given strategy will be achieved. Past performance is not indicative of future results.

As of January 1, 2015, Cutwater Asset Management became a wholly owned subsidiary of The Bank of New York Mellon Corporation.

BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation and may also be used as a generic term to reference the Corporation as a whole or its various subsidiaries generally. Products and services may be provided under various brand names and in various countries by subsidiaries, affiliates and joint ventures of The Bank of New York Mellon Corporation where authorized and regulated as required within each jurisdiction.

The Fund and its securities are not bank deposits, are not insured by the FDIC (or by any governmental entity) and are not guaranteed by or obligations of The Bank of New York Mellon Corporation or any of its affiliates.

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2015

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (80.24%)
AUTOMOTIVE (0.96%)
Ford Holdings LLC, Co. Gty., 9.30%, 03/01/30	Baa3/BBB-	$1,000	$1,401,737
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Baa3/BBB-	500	666,067

			2,067,804

CHEMICALS (2.70%)
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa2/BBB	500	604,434
Incitec Pivot Finance LLC, Co. Gty., 6.00%, 12/10/19, 144A	Baa3/BBB	405	443,217
Sinochem Overseas Capital Co., Ltd., Co. Gty., 4.50%, 11/12/20, 144A	A3/A-	500	524,121
Sinochem Overseas Capital Co., Ltd., Co. Gty., 6.30%, 11/12/40, 144A	A3/A-	1,500	1,776,503
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa2/BBB	2,000	2,464,178

			5,812,453
DIVERSIFIED FINANCIAL SERVICES (16.34%)
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, Co. Gty., 4.50%, 05/15/21	Ba2/BB+	1,500	1,498,125
Bank of America Corp., Sr. Unsec. Notes, 5.625%, 07/01/20	Baa1/A-	190	214,296
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa1/A-	500	572,613
CDP Financial, Inc., Co. Gty., 4.40%, 11/25/19, 144A	Aaa/AAA	400	439,720
Chase Capital II, Ltd. Gtd., Series B, 0.80%, 02/01/27(b),(c)	Baa2/BBB-	70	59,675
Citigroup, Inc., Sr. Unsec. Notes, 8.50%, 05/22/19	Baa1/A-	595	718,377
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	Baa1/A-	125	179,762
Citigroup, Inc., Sub. Notes, 5.30%, 05/06/44	Baa3/BBB+	1,200	1,248,611
CoBank ACB, Sub. Notes, 7.875%, 04/16/18, 144A	NA/A-	500	571,581
Credit Agricole SA, Sub. Notes, 4.375%, 03/17/25, 144A	Baa3/BBB	1,840	1,776,763
Deutsche Bank AG, Sub. Notes, 4.296%, 05/24/28(b),(c)	Ba1/BBB-	1,750	1,666,784
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19	Ba1/BBB-	200	242,210
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/A-	3,000	3,809,256
General Electric Capital Corp., Jr. Sub. Notes, Series A, 7.125%, 06/15/22(b),(d)	Baa1/A+	3,500	4,042,500
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39	A1/AA+	1,000	1,400,116
HSBC Capital Funding LP, Co. Gty., 10.176%, 06/30/30, 144A(b),(d)	Baa1/BBB-	2,180	3,280,900
ING Bank NV, Sub. Notes, 4.125%, 11/21/23(b),(c)	Baa2/BBB	2,500	2,558,868
JPMorgan Chase & Co., Jr. Sub., 7.90%, 04/30/18(b),(d)	Baa3/BBB-	2,000	2,077,500
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.40%, 07/22/20	A3/A	175	188,949
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.35%, 08/15/21	A3/A	105	113,156
Morgan Stanley, Jr. Sub. Notes, 5.45%, 07/15/19(b),(d)	Ba1/BB	2,200	2,165,922
Morgan Stanley, Sr. Unsec. Notes, 6.25%, 08/28/17	A3/A-	300	325,536
Santander UK Group Holdings PLC, Sub. Notes, 4.75%, 09/15/25, 144A	Baa1/BB+	485	480,942
State Street Corp., Sr. Unsec. Notes, 3.55%, 08/18/25	A2/A+	435	443,803
UBS AG, Sub. Notes, 7.625%, 08/17/22	NR/BBB	2,000	2,300,974
US Bank NA, Sr. Unsec. Notes, 0.774%, 10/28/19(b),(c)	A1/AA-	2,850	2,831,675

			35,208,614

ENERGY (13.31%)
Access Midstream Partners LP/ACMP Finance Corp., Co. Gty., 4.875%, 05/15/23(c)	Baa2/BBB	1,200	1,110,000
Antero Resources Corp., Co. Gty., 5.625%, 06/01/23, 144A(c)	Ba3/BB	1,150	1,009,125
BG Energy Capital PLC, Co. Gty., 6.50%, 11/30/72(b),(c)	Baa1/BBB	3,250	3,427,869
Burlington Resources, Inc., Co. Gty., 9.125%, 10/01/21	A2/A	850	1,122,124
California Resources Corp., Co. Gty., 6.00%, 11/15/24(c)	B2/BB-	1,100	655,187
CITGO Petroleum Corp., Sr. Sec. Notes, 6.25%, 08/15/22, 144A(c)	B3/B+	2,190	2,091,450
CMS Panhandle Holding Co., Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	1,188,599
Columbia Pipeline Group, Inc., Co. Gty., 4.50%, 06/01/25, 144A(c)	Baa2/BBB-	395	383,431
El Paso LLC, Sr. Sec. Notes, 8.05%, 10/15/30	Baa3/BBB-	1,000	1,101,332
Energy Transfer Partners LP, Sr. Unsec. Notes, 5.15%, 03/15/45(c)	Baa3/BBB-	480	374,439
Enterprise Products Operating LLC, Co. Gty., Series B, 7.034%, 01/15/68(b),(c)	Baa2/BBB-	1,000	1,055,000
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB	100	120,517

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued September 30, 2015

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ENERGY (Continued)
Genesis Energy LP/Genesis Energy Finance Corp., Co. Gty., 6.00%, 05/15/23(c)	B1/B+	$697	$613,360
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21, 144A(c)	NA/BBB-	1,000	1,092,443
Kinder Morgan, Inc., Co. Gty., 5.55%, 06/01/45(c)	Baa3/BBB-	2,150	1,785,865
Lukoil International Finance BV, Co. Gty., 6.125%, 11/09/20, 144A	Ba1/BBB-	1,000	1,006,312
Lukoil International Finance BV, Co. Gty., 4.563%, 04/24/23, 144A	Ba1/BBB-	250	221,950
Motiva Enterprises LLC, Sr. Unsec. Notes, 5.75%, 01/15/20, 144A	A2/BBB+	64	70,377
Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40, 144A	A2/BBB+	124	139,682
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19	A3/BBB+	250	282,975
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	A3/BBB+	750	803,175
Regency Energy Partners LP/Regency Energy Finance Corp., 6.50%, 07/15/21(c)	Baa3/BBB-	2,180	2,249,542
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19	Aa1/AA-	1,000	1,088,891
Transocean, Inc., Co. Gty., 7.50%, 04/15/31	Ba1/BB+	500	322,500
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,306,410
Valero Energy Corp., Co. Gty., 10.50%, 03/15/39	Baa2/BBB	500	717,406
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24	A2/A	2,539	3,345,135

			28,685,096

FOOD AND BEVERAGE (0.83%)
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 7.75%, 01/15/19	A2/A	325	381,912
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	A2/A	27	37,978
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec. Notes, 5.75%, 06/15/25, 144A(c)	Ba2/BB+	1,200	1,104,000
Kraft Heinz Foods Co., Co. Gty., 5.20%, 07/15/45, 144A(c)	Baa3/BBB-	260	275,353

			1,799,243

HEALTHCARE (1.45%)
Actavis Funding SCS, Co. Gty., 4.75%, 03/15/45(c)	Baa3/BBB-	180	163,432
Endo Financial LLC & Endo Finco, Inc., Co. Gty., 5.375%, 01/15/23, 144A(c)	B1/B	750	720,937
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21, 144A	Ba2/BB+	750	808,125
Medtronic, Inc., Co. Gty., 4.625%, 03/15/45	A3/A	775	799,100
Memorial Sloan-Kettering Cancer Center, Sr. Unsec. Notes, Series 2015, 4.20%, 07/01/55	Aa3/AA-	688	627,452

			3,119,046

INDUSTRIAL (3.18%)
ADT Corp., Sr. Unsec. Notes, 6.25%, 10/15/21	Ba2/BB-	1,000	1,031,250
Arrow Electronics, Inc., Sr. Unsec. Notes, 6.00%, 04/01/20	Baa3/BBB-	500	553,668
Case New Holland Industrial, Inc., Co. Gty., 7.875%, 12/01/17	Ba1/BB+	1,000	1,055,000
CNH Industrial Capital LLC, Co. Gty., 3.875%, 07/16/18, 144A	Ba1/BB	535	524,300
Heathrow Funding, Ltd., Sr. Sec. Notes, 4.875%, 07/15/23, 144A	NA/A-	200	219,349
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB+	500	651,121
Samarco Mineracao SA, Sr. Unsec. Notes, 5.75%, 10/24/23, 144A	Baa3/BB+	2,200	1,864,500
Sydney Airport Finance Co. Property, Ltd., Sr. Sec. Notes, 3.375%, 04/30/25, 144A(c)	Baa2/BBB	400	385,961
Worthington Industries, Inc., Sr. Unsec. Notes, 6.50%, 04/15/20	Baa3/BBB	500	569,170

			6,854,319

INSURANCE (8.36%)
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/A-	1,800	2,252,741
Allstate Corp., Jr. Sub. Notes, 6.50%, 05/15/57(b),(c)	Baa1/BBB	2,200	2,458,500
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68(b),(c)	Baa2/BBB	2,500	3,306,250
Guardian Life Insurance Co. of America, Sub. Notes, 7.375%, 09/30/39, 144A	A1/AA-	108	141,723
Liberty Mutual Group, Inc., Co. Gty., 7.00%, 03/07/67, 144A(b),(c)	Baa3/BB+	500	481,250
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88, 144A(b),(c)	Baa3/BB+	1,000	1,502,500
Liberty Mutual Group, Inc., Sr. Unsec. Notes, 7.00%, 03/15/34, 144A	Baa2/BBB	250	310,156
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A1/AA-	500	741,556
MetLife Capital Trust X, Jr. Sub. Notes, 9.25%, 04/08/68, 144A(c)	Baa2/BBB	500	690,000
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69(c)	Baa2/BBB	1,000	1,560,000
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	325,647

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued September 30, 2015

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
INSURANCE (Continued)
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	$103	$134,504
Prudential Financial, Inc., Jr. Sub. Notes, 5.20%, 03/15/44(b),(c)	Baa2/BBB+	2,500	2,455,468
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/68(b),(c)	Baa2/BBB+	1,000	1,147,750
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67(b),(c)	A3/NR	500	508,750

			18,016,795

MEDIA (9.23%)
21st Century Fox America, Inc., Co. Gty., 7.90%, 12/01/95	Baa1/BBB+	1,400	1,726,278
Comcast Corp., Co. Gty., 7.05%, 03/15/33	A3/A-	2,000	2,636,824
Cox Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,767,897
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	589,987
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	171,736
Harcourt General, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,478,838
Hearst-Argyle Television, Inc., Sr. Unsec. Notes, 7.00%, 01/15/18	WR/NR	1,000	1,010,000
Myriad International Holding BV, Co. Gty., 6.375%, 07/28/17, 144A	Baa3/BBB-	100	105,612
Numericable Group SA, Sr. Sec. Notes, 6.25%, 05/15/24, 144A(c)	B1/B+	1,780	1,713,250
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 07/15/33	Baa2/BBB	1,360	1,577,430
Time Warner, Inc., Co. Gty., 9.15%, 02/01/23	Baa2/BBB	3,000	3,952,023
VTR Finance BV, 6.875%, 01/15/24, 144A(c)	B1/B+	2,375	2,155,313

			19,885,188

MINING (1.02%)
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/19, 144A	Baa2/BBB-	500	528,765
Freeport-McMoran Corp., Co. Gty., 9.50%, 06/01/31	Baa2/BBB-	250	243,302
Rio Tinto Finance USA, Ltd., Co. Gty., 9.00%, 05/01/19	A3/A-	85	103,985
Teck Resources, Ltd., Co. Gty., 6.00%, 08/15/40(c)	Ba1/BB	1,000	550,000
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42(c)	Ba1/BB	1,415	781,788

			2,207,840

PAPER (1.77%)
Smurfit Kappa Treasury Funding, Ltd., Sr. Sec. Notes, 7.50%, 11/20/25	Ba1/BB+	2,000	2,435,000
Westvaco Corp., Co. Gty., 8.20%, 01/15/30	Baa3/BBB	1,000	1,372,470

			3,807,470

REAL ESTATE INVESTMENT TRUST (REIT) (1.74%)
BioMed Realty LP, Co. Gty., 6.125%, 04/15/20(c)	Baa2/BBB	350	382,640
Duke Realty LP, Co. Gty., 6.50%, 01/15/18	Baa2/BBB	466	512,067
Goodman Funding Property, Ltd., Co. Gty., 6.375%, 04/15/21, 144A	Baa2/BBB	1,050	1,205,779
Health Care REIT, Inc., Sr. Unsec. Notes, 5.25%, 01/15/22(c)	Baa2/BBB	1,500	1,643,829

			3,744,315

TECHNOLOGY (0.26%)
Corning, Inc., Sr. Unsec. Notes, 5.75%, 08/15/40	A3/A-	60	71,792
QUALCOMM, Inc., Sr. Unsec. Notes, 3.45%, 05/20/25(c)	A1/A+	520	491,024

			562,816

TELECOMMUNICATIONS (9.71%)
Altice Financing SA, Sr. Sec. Notes, 6.625%, 02/15/23, 144A(c)	B1/BB-	200	192,375
AT&T, Inc., Sr. Unsec. Notes, 4.50%, 05/15/35(c)	Baa1/BBB+	1,750	1,600,928
AT&T, Inc., Sr. Unsec. Notes, 4.75%, 05/15/46(c)	Baa1/BBB+	425	389,426
Bharti Airtel International, Sr. Unsec. Notes, 5.35%, 05/20/24, 144A	Baa3/BBB-	2,225	2,381,936
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Baa3/BBB-	1,000	1,191,838
Deutsche Telekom International Finance BV, Co. Gty., 8.75%, 06/15/30	Baa1/BBB+	2,000	2,859,354
Digicel, Ltd., Sr. Unsec. Notes, 6.00%, 04/15/21, 144A(c)	B1/NA	500	456,250
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18	Ba3/BB-	500	512,500

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued September 30, 2015

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
TELECOMMUNICATIONS (Continued)
Frontier Communications Corp., Sr. Unsec. Notes, 11.00%, 09/15/25, 144A	Ba3/BB-	$267	$258,322
Frontier Communications Corp., Sr. Unsec. Notes, 9.00%, 08/15/31	Ba3/BB-	500	412,500
GTE Corp., Co. Gty., 6.94%, 04/15/28	Baa2/BBB+	1,500	1,805,629
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26(c)	Baa3/BBB-	1,000	1,001,700
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(c)	Baa3/BBB-	1,100	1,062,013
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(c)	Baa3/BBB-	500	495,055
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28	Caa1/B+	1,500	1,076,250
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32	Caa1/B+	1,000	777,500
T-Mobile USA, Inc., Co. Gty., 6.25%, 04/01/21(c)	Ba3/BB	935	931,728
T-Mobile USA, Inc., Co. Gty., 6.625%, 04/01/23(c)	Ba3/BB	1,325	1,311,750
Verizon Communications, Inc., Sr. Unsec. Notes, 7.75%, 12/01/30	Baa1/BBB+	1,646	2,198,933

			20,915,987

TRANSPORTATION (4.74%)
American Airlines, Pass Through Certs., Series 2013-2, Class B, 5.60%, 01/15/22, 144A	NA/BBB-	2,183	2,226,693
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b),(c)	Baa2/BBB	250	280,625
British Airways PLC, Pass Through Certs., 5.625%, 12/20/21, 144A	Baa2/BBB	1,502	1,566,103
Continental Airlines, Pass Through Certs., Series 1999-1, Class B, 6.795%, 02/02/20	Ba1/BBB-	125	131,417
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 05/01/22	Baa1/A-	535	603,374
Continental Airlines, Pass Through Certs., Series 2000-2, Class A1, 7.707%, 10/02/22	Baa2/BBB-	948	1,033,201
Delta Air Lines, Pass Through Certs, Series 1993, Class A2, 10.50%, 04/30/16(e)	WR/NR	335	59,919
ERAC USA Finance LLC, Co. Gty., 7.00%, 10/15/37, 144A	Baa1/BBB+	1,500	1,865,298
Federal Express Corp., Pass Through Certs., Series 1996, Class B2, 7.84%, 01/30/18(c)	A3/BBB	757	813,603
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec.Notes, 3.375%, 02/01/22, 144A(c)	Baa3/BBB-	1,200	1,172,812
United Airlines, Pass Through Certs., Series 2013-1, Class B, 5.375%, 02/15/23	NA/BBB	455	466,190

			10,219,235

UTILITIES (4.64%)
Avista Corp., 5.95%, 06/01/18	A2/A-	500	552,034
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Baa3/BBB-	1,000	1,148,821
Electricite de France SA, Sub. Notes, 5.25%, 01/29/23, 144A(b),(d)	Baa1/BBB	2,000	1,925,000
Hydro-Quebec, 8.25%, 04/15/26	Aa2/A+	1,550	2,192,094
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/BBB+	500	663,652
NextEra Energy Capital Holding, Inc., Co. Gty., Series D, 7.30%, 09/01/67(b),(c)	Baa2/BBB	1,250	1,237,500
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	Baa1/BBB	1,000	1,140,841
Toledo Edison Co., 7.25%, 05/01/20	Baa1/BBB	80	93,938
Transelec SA, Sr. Unsec. Notes, 4.25%, 01/14/25, 144A	Baa1/BBB	750	738,651
UIL Holdings Corp., Sr. Unsec. Notes, 4.625%, 10/01/20	Baa2/BBB-	274	294,576

			9,987,107

TOTAL CORPORATE DEBT SECURITIES (Cost of $159,320,529)			172,893,328

ASSET BACKED SECURITIES (4.91%)
ALM Loan Funding, Series 2012-7A, Class A2, 2.587%, 10/19/24, 144A(b)	NR/AA	2,000	1,985,880
Ares XXIII CLO, Ltd., Series 2012-1AR, Class BR1, 2.487%, 04/19/23, 144A(b)	NR/AA	2,000	1,986,880
AVIS Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21, 144A(c)	Aaa/NA	1,605	1,622,978
Carlyle Global Market Strategies, Series 2014-3A, Class B, 3.445%, 07/27/26, 144A(b)	A2/NA	2,500	2,472,600
Credit-Based Asset Servicing and Securitization LLC, Series 2006-SC1, Class A, 0.464%, 05/25/36, 144A(b),(c)	A3/A+	24	23,139
Flatiron CLO, Ltd., Series 2014-1A, Class A2, 2.189%, 07/17/26, 144A(b)	Aa2/NA	290	284,406
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/01/37(c),(f)	A2/AA	48	44,366
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, 11/25/36(c),(f)	C/CCC	151	88,339
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2A, 1.20%, 12/17/18	Aaa/NA	1,218	1,216,768

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued September 30, 2015

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ASSET BACKED SECURITIES (Continued)
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	$197	$212,170
Sonic Capital LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41, 144A(c)	Baa2/BBB	611	645,173

TOTAL ASSET BACKED SECURITIES (Cost of $10,635,102)			10,582,699

COMMERCIAL MORTGAGE-BACKED SECURITIES (5.18%)
FREMF Mortgage Trust, Series 2015-K44, Class B, 3.811%, 01/01/48, 144A(b),(c)	NA/NA	535	528,365
FREMF Mortgage Trust, Series 2015-K45, Class B, 3.714%, 04/01/48, 144A(b),(c)	NA/NA	1,270	1,196,298
Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/01/30, 144A	A3/A-	1,400	1,404,109
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class AJ, 5.485%, 07/12/46(b)	Ba1/NA	1,000	1,008,638
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.434%, 10/15/30, 144A(b)	NA/A	2,710	2,680,529
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AM, 5.36%, 11/12/41(c)	Aa3/NA	2,000	2,063,360
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4B, 5.989%, 08/01/45, 144A(b)	Baa2/NA	210	222,402
Spirit Master Funding LLC, Series 2014-2A, Class A, 5.76%, 03/20/42, 144A	NA/A+	1,607	1,729,759
TAL Advantage LLC, Series 2014-2A, Class A1, 1.70%, 05/20/39, 144A	NA/A	330	328,303

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $11,251,941)			11,161,763

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.43%)
FHLMC Pool # 360019, 10.50%, 12/01/17	Aaa/AA+	—	193
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	198	226,686
FHLMC Pool # G00182, 9.00%, 09/01/22	Aaa/AA+	—	417
FNMA Pool # 55192, 10.50%, 09/01/17	Aaa/AA+	2	1,602
FNMA Pool # 58991, 11.00%, 02/01/18	Aaa/AA+	2	1,552
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	352	401,717
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	214	241,371
GNSF Pool # 194228, 9.50%, 11/01/20	Aaa/AA+	7	7,323
GNSF Pool # 307527, 9.00%, 06/01/21	Aaa/AA+	12	13,455
GNSF Pool # 417239, 7.00%, 02/01/26	Aaa/AA+	10	11,036
GNSF Pool # 780374, 7.50%, 12/01/23	Aaa/AA+	6	7,403

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $735,548)			912,755

MUNICIPAL BONDS (1.18%)
Municipal Electric Authority of Georgia, Build America Bonds-Taxable-Plant Vogle Units 3&4, Series J, Revenue Bond, 6.637%, 04/01/57	A2/A+	175	205,126
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa3/AA-	145	176,488
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa3/AA-	1,500	2,152,320

TOTAL MUNICIPAL BONDS (Cost of $1,857,762)			2,533,934

U.S. TREASURY SECURITIES (4.03%)
U.S. Treasury Note, 2.125%, 08/15/21	Aaa/AA+	515	530,088
U.S. Treasury Note, 2.50%, 05/15/24	Aaa/AA+	1,130	1,177,054
U.S. Treasury Note, 2.25%, 11/15/24	Aaa/AA+	2,350	2,393,940
U.S. Treasury Note, 3.125%, 08/15/44	Aaa/AA+	1,285	1,344,900
U.S. Treasury Note, 3.00%, 11/15/44	Aaa/AA+	1,045	1,067,125
U.S. Treasury Note, 3.00%, 05/15/45	Aaa/AA+	2,115	2,164,404

TOTAL U.S. TREASURY SECURITIES (Cost of $8,613,980)			8,677,511

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued September 30, 2015

	Shares	Value (Note 1)
COMMON STOCK (0.01%)
MEDIA (0.01%)
Quad Graphics, Inc.	2,132	$25,797

TOTAL COMMON STOCK (Cost of $84,899)		25,797

PREFERRED STOCK (1.30%)
CoBank ACB, Series F, 6.250%	20,000	2,067,500
Federal Home Loan Mortgage Corp, Series Z, 0.000% (g),(h)	53,779	263,517
US BANCORP, Series A, 3.500%	615	476,625

TOTAL PREFERRED STOCK (Cost of $3,868,939)		2,807,642

TOTAL INVESTMENTS (97.28%)
(Cost $196,368,700)		209,595,429

OTHER ASSETS AND LIABILITIES (2.72%)		5,866,932

NET ASSETS (100.00%)		$215,462,361

(a)	Ratings for debt securities are unaudited. All ratings are as of September 30, 2015 and may have changed subsequently.
(b)	Variable rate security. Rate disclosed is as of September 30, 2015.
(c)	This security is callable.
(d)	Security is perpetual. Date shown is next call date.
(e)	Investment was in default as of September 30, 2015.
(f)	Multi-Step Coupon. Rate disclosed is as of September 30, 2015.
(g)	Non-income producing security.
(h)	Dividend was discontinued as of September 7, 2008.
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2015, these securities amounted to $66,809,939 or 31.01% of net assets.

Legend

Certs. - Certificates

CLO - Collateralized Loan Obligation

Co. Gty. - Company Guaranty

Debs. - Debentures

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FREMF - Freddie Multi-Family

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

Gtd. - Guaranteed

Jr. - Junior

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

NA - Not Available

NR - Not Rated

PLC - Public Limited Company

REIT - Real Estate Investment trust

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

WR - Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2015

Assets:
Investment in securities, at value (amortized cost $196,368,700) (Note 1)	$209,595,429
Cash	5,451,274
Receivables for Investments Sold	6
Interest receivable	3,194,487
Dividend receivable	36,751
Prepaid expenses	29,520

TOTAL ASSETS	218,307,467

Liabilities:
Distributions payable	2,677,149
Payable to Investment Adviser	79,828
Payable to administration and accounting	14,897
Payable to transfer agent	5,217
Payable to custodian	1,163
Accrued expenses payable	66,852

TOTAL LIABILITIES	2,845,106

Net assets: (equivalent to $20.12 per share based on 10,708,597 shares of capital stock outstanding)	$215,462,361

NET ASSETS consisted of:
Par value	$107,086
Capital paid-in	217,372,775
Accumulated net investment loss	(3,416,403)
Accumulated net realized loss on investments	(11,827,826)
Net unrealized appreciation on investments	13,226,729

$215,462,361

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Unaudited)

For the six months ended September 30, 2015

Investment Income:
Interest		$5,777,539
Dividends		74,721

Total Investment Income		5,852,260

Expenses:
Investment advisory fees (Note 4)	$494,617
Administration and Accounting fees	95,383
Transfer agent fees	21,801
Trustees’ fees (Note 4)	46,894
Audit fees	12,184
Legal fees and expenses	45,962
Reports to shareholders	51,107
Custodian fees	11,311
Insurance	18,066
NYSE fee	12,259
Miscellaneous	25,858

Total Expenses		835,442

Net Investment Income		5,016,818

Realized and unrealized gain (loss) on investments:
Net realized loss from security transactions		(196,680)

Unrealized appreciation (depreciation) of investments:
Beginning of the period	24,856,806
End of the period	13,226,729

Change in unrealized depreciation of investments		(11,630,077)

Net realized and unrealized loss on investments		(11,826,757)

Net decrease in net assets resulting from operations		$(6,809,939)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended September 30, 2015 (Unaudited)	Year ended March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$5,016,818	$10,462,166
Net realized gain (loss) from security transactions (Note 2)	(196,680)	2,466,029
Change in unrealized appreciation (depreciation) of investments	(11,630,077)	2,907,942

Net increase (decrease) in net assets resulting from operations	(6,809,939)	15,836,137

Distributions:
Distributions to shareholders from net investment income	(8,192,077)	(11,351,114)

Increase (decrease) in net assets	(15,002,016)	4,485,023
Net Assets:
Beginning of period	230,464,377	225,979,354

End of period	$215,462,361	$230,464,377

Accumulated net investment loss	$(3,416,403)	$(241,144)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six Months Ended September 30, 2015 (Unaudited)		Year ended March 31,
			2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$21.52		$21.10	$21.53	$20.39	$20.01	$19.10

Net investment income	0.47	(1)	0.98	1.05	1.06	1.08	1.14 (1)
Net realized and unrealized gain (loss) on investments	(1.10)		0.50	(0.42)	1.16	0.45	0.92

Total from investment operations	(0.63)		1.48	0.63	2.22	1.53	2.06

Less distributions:
Dividends from net investment income	(0.77)		(1.06)	(1.06)	(1.08)	(1.15)	(1.15)

Total distributions	(0.77)		(1.06)	(1.06)	(1.08)	(1.15)	(1.15)

Net asset value, end of period	$20.12		$21.52	$21.10	$21.53	$20.39	$20.01

Per share market price, end of period	$19.08		$20.01	$19.42	$20.06	$19.74	$18.03

Total Investment Return(2)
Based on market value	(0.93)%		8.67%	2.44%	7.24%	16.37%	12.23%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$215,462		$230,464	$225,979	$230,608	$218,324	$214,266
Ratio of expenses to average net assets	0.75	%(4)	0.74%	0.75%	0.74%	0.74%	0.79%
Ratio of net investment income to average net assets	4.50	%(4)	4.58%	5.08%	5.03%	5.37%	5.76%
Portfolio turnover rate	8.04	%(3)	30.73%	16.10%	20.39%	19.60%	19.91%
Number of shares outstanding at the end of the period (in 000’s)	10,709		10,709	10,709	10,709	10,709	10,709

(1)	The selected per share data was calculated using the average shares outstanding method.
(2)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Significant Accounting Policies – The Cutwater Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board of Trustees. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At September 30, 2015, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of September 30, 2015.

	Total Market Value at 09/30/15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
CORPORATE DEBT SECURITIES	$172,893,328	$—	$172,893,328	$—
ASSET BACKED SECURITIES	10,582,699	—	10,582,699	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	11,161,763	—	11,161,763	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	912,755	—	912,755	—
MUNICIPAL BONDS	2,533,934	—	2,533,934	—
U.S. TREASURY SECURITIES	8,677,511	—	8,677,511	—
COMMON STOCK*	25,797	25,797	—	—
PREFERRED STOCK	2,807,642	2,807,642	—	—
TOTAL INVESTMENTS	$209,595,429	$2,833,439	$206,761,990	$—

*	See Schedule of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Pursuant to Fund policy, transfers between levels are considered to have occurred at the beginning of the reporting period. For the six months ended September 30, 2015, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract.

NOTES TO FINANCIAL STATEMENTS — continued

At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

B.	Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2012-2014) or expected to be taken on the Fund’s 2015 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

Distributions during the fiscal years ended March 31, 2015 and 2014 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2015	$11,351,114	$ —	$ —	$11,351,114
FY 2014	$11,351,114	$ —	$ —	$11,351,114

At March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Total*	Accumulated Ordinary Income	Capital Loss Carryforward and Other	Late Year Losses Deferred	Net Unrealized Appreciation
$12,984,516	$739,665	$(11,572,748)	$ —	$23,817,599

*	Temporary differences include book amortization and book accretion.

NOTES TO FINANCIAL STATEMENTS — continued

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act are in effect for the Fund’s fiscal year ended March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

As of March 31, 2015, the capital loss carryovers available to offset possible future capital gains and the expiration dates from pre-enactment taxable years were as follows:

Amount	Expiration Date
$ 1,215,827	2016
10,295,168	2017
61,753	2018

There were no post-enactment capital loss carryovers as of March 31, 2015.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2015, the Fund did not elect to defer losses.

At September 30, 2015, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate Tax Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
$196,368,700	$13,226,729	$20,050,911	$(6,824,182)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.	Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS — continued

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2015:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$3,915,293	$4,798,728
Other Investment Securities	$13,588,062	$18,266,867

Note 3 – Capital Stock – At September 30, 2015, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,708,597 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration and Trustee Compensation – Cutwater Investor Services Corp. (“Cutwater” or “CISC”) serves as Investment Adviser to the Fund. Cutwater is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund.

Effective as of January 2, 2015, Cutwater was acquired by, and became a wholly owned subsidiary of, The Bank of New York Mellon Corporation. Cutwater works closely with and is administered by Insight Investment Management (Global) Limited (“Insight”), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. Cutwater is now subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with Cutwater’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2015 was $46,894. Certain officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers receives compensation from the Fund. As of September 30, 2015, there were no amounts due to the Trustees.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2015, the Fund issued no shares under this Plan.

Note 6 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 17, 2015. At the meeting, shareholders voted on the election of all trustees. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum.

If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees. A quorum was present and the proposal was approved, the details of which are as follows:

	Votes Cast in Favor	Withheld
W. Thacher Brown	7,809,190	1,388,742

Ellen D. Harvey	8,969,236	228,696

Thomas E. Spock	8,933,008	264,924

Suzanne P. Welsh	8,924,620	273,312

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2015 was 1.37%.

For the year ended March 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 1.37% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2016.

SHAREHOLDER INFORMATION (Unaudited) — continued

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035.

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected

SHAREHOLDER INFORMATION (Unaudited) — continued

from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, CISC, CISC’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, CISC, CISC’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within CISC, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or CISC to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

SHAREHOLDER INFORMATION (Unaudited) — continued

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, CISC and CISC’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, CISC and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R   S

CLIFFORD D. CORSO

President

THOMAS E. STABILE

Treasurer

ROBIN J. SHULMAN

Chief Compliance Officer and Secretary

ROBERT T. CLAIBORNE

Vice President

GAUTAM KHANNA

Vice President

I   N   V   E   S   T   M   E   N   T     A   D   V   I   S   E   R

CUTWATER INVESTOR SERVICES CORP.

200 PARK AVE, 7TH FLOOR

NEW YORK, NY 10166

C   U   S   T   O   D   I   A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E    R    A   G   E   N   T

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 358035

PITTSBURGH, PA 15252-8035

1-866-333-6685

C   O   U   N   S   E   L

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N    D   E   N   T    R   E   G   I   S   T   E   R    E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

1818 MARKET STREET

SUITE 2400

PHILADELPHIA, PA 19103

Cutwater Select Income Fund

Semi-Annual Report

September 30, 2015

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cutwater Select Income Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date     November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date     November 25, 2015

By (Signature and Title)*	/s/ Thomas E. Stabile
Thomas E. Stabile, Treasurer
(principal financial officer)

Date     November 25, 2015

* Print the name and title of each signing officer under his or her signature.